Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 15

Income Taxes:

The Company has Swiss tax loss carryforwards of $15.5 million as of December 31, 2020 (December 31, 2019: $11.5 million) of which $9.7 million will expire within the next five years, and $5.8 million will expire between 2025 - 2026.

The significant components of net deferred taxes as of December 31, 2020 and 2019 are shown in the following table:

	2020	2019
Deferred tax assets:
Net benefit from tax loss carryforwards	$1,393,809	$1,031,524
Deferred revenues	224,997	224,997
Other, net	6,951	(15,065)
Valuation allowance	(1,625,757)	(1,241,456)

Net deferred taxes	$-	$-

The Company recorded a valuation allowance in 2020 and 2019 to reduce the net deferred taxes, as the Company deemed it to be more likely than not that the future deferred tax assets would not be realized in the future based on the lack of sufficient positive evidence in the jurisdictions related to the realization of the deferred tax assets.

The effective tax rate was 0% for the years ended December 31, 2020, 2019 and 2018. The following table shows the income taxes in 2020, 2019 and 2018:

	2020	2019	2018

Current tax	$-	$-	$-
Deferred income tax (benefit)	(384,301)	(325,572)	(289,462)
	(384,301)	(325,572)	(289,462)
Change in valuation allowance	384,301	325,572	289,462
Total income tax expense	$-	$-	$-

The Company files income tax returns in Switzerland. The Company’s income tax position in Switzerland is finally assessed up to the year ended December 31, 2018, so the years ended December 31, 2019 and 2020 are open for examination. Currently the Company does not have any open tax assessments. The following table shows the reconciliation between expected and effective tax rate:

	2020	2019	2018

Statutory tax rate	9.0%	9.0%	9.0%
Effect of permanent differences	3.9%	(2.3)%	(3.7)%
Change in valuation allowance on deferred tax assets	(12.9)%	(6.7)%	(5.3)%

Effective tax rate	0.0%	0.0%	0.0%

The Company had generated approximately $9,700,000 of net operating losses (“NOLs”) prior to the Merger, in which the Company’s preliminary analysis indicates that such NOLs would not be subject to significant limitations pursuant to applicable income tax regulations. The permanent differences relate to the conversion to U.S. GAAP from Swiss accounting, mainly in the areas of debt, intangible amortization and deferring financing costs

As of December 31, 2020 and 2019, there were no unrecognized tax benefits. If such matters were to arise, the Company would recognize interest and penalties related to income tax matters in income tax expense. The Company did not incur any material interest or penalties in connection with income taxes during the years ended December 31, 2020 and 2019.